EXHIBIT 10.19

                                                              [CONFORMED COPY]


                         SUBSIDIARY GUARANTOR GUARANTY


            THIS SUBSIDIARY GUARANTOR GUARANTY (together with all amendments and other modifications made from time to time, this "Guaranty"), dated as of January 9, 1997, made by each Person (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) identified on the signature pages hereto and each Additional Subsidiary Guarantor (collectively, the "Subsidiary Guarantors"), in favor of each of the Lender Parties.


                             W I T N E S S E T H:

            WHEREAS, pursuant to a Credit Agreement, dated as of January 9, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among ADT Operations, Inc., a Delaware corporation (the "Borrower"), the financial institutions as are or may become parties thereto (collectively, the "Lenders"), and The Bank of Nova Scotia ("Scotiabank"), individually and as agent (the "Agent") for the Lenders, the Lenders have extended Commitments to make Credit Extensions to or on behalf of the Borrower;

            WHEREAS, as a condition precedent to the occurrence of the Closing Date under the Credit Agreement, each Subsidiary Guarantor is required to execute and deliver this Guaranty;

            WHEREAS, each Subsidiary Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

            WHEREAS, it is in the best interests of each Subsidiary Guarantor to execute this Guaranty inasmuch as each Subsidiary Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to or on behalf of the Borrower by the Lenders;

            NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, each Subsidiary Guarantor agrees, for the benefit of each Lender Party, as follows:


                                   ARTICLE I

                                  DEFINITIONS

            SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

            "Agent" is defined in the first recital.

            "Borrower" is defined in the first recital.

            "Credit Agreement" is defined in the first recital.

            "Guaranty" is defined in the preamble.

            "Lender" is defined in the first recital.

            "Lender Party" means, as the context may require, any Lender, any Issuer or the Agent and each of their respective successors, transferees and assigns.

            "Lenders" is defined in the first recital.

            "Other Taxes" is defined in clause (b) of Section 2.7.

            "Scotiabank" is defined in the first recital.

            "Subsidiary Guarantor" is defined in the preamble.

            "Taxes" is defined in clause (a) of Section 2.7.

            "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

            SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                                  ARTICLE II

                              GUARANTY PROVISIONS

            SECTION 2.1. Guaranty. Each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably, jointly and severally,

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing, whether for principal, interest, Reimbursement Obligations, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)); and

                  (b) indemnifies and holds harmless each Lender Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that each Subsidiary Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Subsidiary Guarantor specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of such Subsidiary Guarantor hereunder.

            SECTION 2.2. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full, all obligations of each Subsidiary Guarantor hereunder shall have been paid in full and all Commitments shall have terminated. Each Subsidiary Guarantor guarantees that the Obligations of the Borrower and each other Obligor and their respective Subsidiaries will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, without regard (to the fullest extent permitted under applicable law) to any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto (and each Subsidiary Guarantor hereby waives to the fullest extent it may do so any right or rights it may have under any such law, regulation or order). Without limiting the generality of the foregoing, the liability of each Subsidiary Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of genuineness, validity, legality or enforceability of the Credit Agreement or any other Loan Document (other than, in respect of such Subsidiary Guarantor, this Guaranty) or of any of the Obligations (other than the Obligations of such Subsidiary Guarantor hereunder);

                  (b) the failure of any Lender Party or any holder of any Note

                        (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other Subsidiary Guarantor) under the provisions of the Credit Agreement or any other Loan Document or otherwise, or

                        (ii) to exercise any right or remedy against any other guarantor (including any other Subsidiary Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor (other than such Subsidiary Guarantor), or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor (other than such Subsidiary Guarantor);

                  (d) any reduction, limitation, impairment or termination of the Obligations of the Borrower or any other Obligor (other than such Subsidiary Guarantor) for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Subsidiary Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations of the Borrower, any other Obligor (other than such Subsidiary Guarantor) or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document (other than, in respect of such Subsidiary Guarantor, this Guaranty);

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release of or addition to, or consent to departure from, any other guaranty (including the ADT Limited Guaranty), held by any Lender Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any other guarantor (or any other Guarantor).

            SECTION 2.3. Stay of Acceleration, Reinstatement, etc. Each Subsidiary Guarantor agrees that, if acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement, the Notes or any other Loan Document or of compliance by the Borrower with its obligations under Section 4.7 of the Credit Agreement is, in either case, stayed upon the occurrence with respect to the Borrower of any Event of Default described in clause (b) or (d) of Section 9.1.9 of the Credit Agreement, all such amounts and obligations otherwise subject to acceleration or compliance under the terms of the Credit Agreement shall nonetheless be payable and performed by such Subsidiary Guarantor hereunder forthwith on demand by the Agent made at the request of the requisite proportion of the Lenders specified in Section
9.3 of the Credit Agreement. Each Subsidiary Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor (other than such Subsidiary Guarantor) or otherwise, all as though such payment had not been made.

            SECTION 2.4. Waiver, etc. Each Subsidiary Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that the Agent, any other Lender Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor and any other Guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

            SECTION 2.5. Subrogation. Each Subsidiary Guarantor hereby agrees that it will not exercise any rights which it may now or hereafter acquire against the Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lender Parties against the Borrower or any other Obligor or any collateral which the Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights, until the Obligations have been paid in full in cash and the Commitments have been terminated. If any amount shall be paid to such Subsidiary Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full and the Commitments have not been terminated, such amount shall be deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Lender Parties to be credited and applied upon the Obligations, whether matured or unmatured. Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

            SECTION 2.6. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

                  (a) be binding upon each Subsidiary Guarantor and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Agent and each other Lender Party.

Without limiting the generality of clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to the provisions of Section 11.11 and Article X of the Credit Agreement.

            SECTION 2.7. Payments Free and Clear of Taxes, etc. Each Subsidiary Guarantor hereby agrees that:

                  (a) Any and all payments made by such Subsidiary Guarantor hereunder shall be made in accordance with Section 5.6 of the Credit Agreement free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party or any holder of a Note, taxes imposed on its net income and franchise taxes imposed on it (such non-excluded items being hereinafter referred to as "Taxes"). If any such Subsidiary Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender Party or any holder of a Note

                        (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender Party or such holder, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made,

                        (ii) such Subsidiary Guarantor shall make such deductions, and

                        (iii) such Subsidiary Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) Such Subsidiary Guarantor shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty (hereinafter referred to as "Other Taxes").

                  (c) Such Subsidiary Guarantor hereby indemnifies and holds harmless each Lender Party and each of holder of a Note for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Lender Party or such holder, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

                  (d) Without prejudice to the survival of any other agreement of such Subsidiary Guarantor hereunder, the agreements and obligations of such Subsidiary Guarantor contained in this
            Section 2.7 shall survive the payment in full of the principal of and interest on the Loans.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

            SECTION 3.1. Representations and Warranties. Each Subsidiary Guarantor hereby represents and warrants for itself unto each Lender Party as to all matters contained in Article VII of the Credit Agreement and Article III of the ADT Limited Guaranty, in each case insofar as applicable to such Subsidiary Guarantor or such Subsidiary Guarantor's properties, together with all related definitions and ancillary provisions, all of which are hereby incorporated into this Section 3.1 as those specifically set forth herein. In addition, each Subsidiary Guarantor hereby represents and warrants for itself unto each Lender Party as further set forth in this Article III.

            SECTION 3.1.1. Organization, etc. Such Subsidiary Guarantor and each of its Subsidiaries is a corporation duly organized and validly existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business or the location of its assets requires such qualification and where the failure to so qualify or be in good standing would reasonably be expected to have a material adverse effect on the business, results of operations, financial condition or prospects of the Borrower and its Subsidiaries taken as a whole. Such Subsidiary Guarantor and each of its Subsidiaries has full power and authority and holds all requisite governmental licenses, permits and other approvals (i) to own and hold under lease its property and to conduct its business substantially as currently conducted by it, except where failure to hold such licenses, permits and other approvals would not reasonably be expected to have a material adverse effect on the business, results of operations, financial condition or prospects of the Borrower and its Subsidiaries taken as a whole and (ii) to enter into and perform its obligations under this Guaranty and each other Loan Document to which it is a party.


            SECTION 3.1.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Subsidiary Guarantor of this Guaranty and each other Loan Document executed or to be executed by it and such Subsidiary Guarantor's participation in the consummation of the Transaction are within such Subsidiary Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a)  contravene such Subsidiary Guarantor's Organic
            Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Subsidiary Guarantor in any manner that could reasonably be expected (i) to have a material adverse effect on the business, results of operations, financial condition or prospects of the Borrower and its Subsidiaries taken as a whole,
            (ii) to impair the ability of any Lender, any Issuer or the Agent to enforce the Obligations or (iii) to subject any Lender, any Issuer or the Agent to any liability; or

                  (c) result in, or require the creation or imposition of, any Lien on any of such Subsidiary Guarantor's properties.

            SECTION 3.1.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by such Subsidiary Guarantor of this Guaranty or any other Loan Document to which it is a party. No Subsidiary Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            SECTION 3.1.4. Validity, etc. This Guaranty constitutes, and each other Loan Document executed by such Subsidiary Guarantor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Subsidiary Guarantor enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting enforceability of creditors' rights generally and to general principles of equity.


                                  ARTICLE IV

                                COVENANTS, ETC.

            SECTION 4.1. Affirmative Covenants. Each Subsidiary Guarantor covenants and agrees that, until the Covenant Termination Date, such Subsidiary Guarantor will perform, comply with and be bound by all the agreements, covenants and obligations contained in Article VIII of the Credit Agreement and Article IV of the ADT Limited Guaranty applicable to such Subsidiary Guarantor or such Subsidiary Guarantor's properties. Each such agreement, covenant and obligation contained in each such Article and all related definitions and ancillary provisions are hereby incorporated into this Guaranty as though specifically set forth herein.


                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS

            SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, Article XI thereof.

            SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.6, this Guaranty shall be binding upon each Subsidiary Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.6); provided, however, that no Subsidiary Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders.

            SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Subsidiary Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by each Subsidiary Guarantor and the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 5.4. Addresses for Notices to the Subsidiary Guarantor. All notices and other communications hereunder to any Subsidiary Guarantor shall be in writing or by facsimile and addressed, delivered or transmitted to it in care of the Borrower at the address and facsimile number and in the manner provided for in Section 11.2 of the Credit Agreement.

            SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.2 and Section 2.4, no failure on the part of any Lender Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 5.6. Headings. The various headings used in this Guaranty are for convenience of reference only and shall not affect the construction of this Guaranty.

            SECTION 5.7. Setoff. In addition to, and not in limitation of, any rights of any Lender Party or any holder of a Note under applicable law, each Lender Party and each such holder shall, upon the occurrence of any Event of Default, to the fullest extent permitted under applicable law, have the right to appropriate and apply to the payment of the obligations of any Subsidiary Guarantor owing to it hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Subsidiary Guarantor then or thereafter maintained with such Lender Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 5.8 of the Credit Agreement.

            SECTION 5.8. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

            SECTION 5.9. Execution in Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

            SECTION 5.10. Governing Law; Entire Agreement. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

            SECTION 5.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY SUBSIDIARY GUARANTOR SHALL BE BROUGHT AND MAINTAINED TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH SUBSIDIARY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH SUBSIDIARY GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH SUBSIDIARY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY SUBSIDIARY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

            SECTION 5.12. Waiver of Jury Trial. THE LENDER PARTIES AND EACH SUBSIDIARY GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY SUBSIDIARY GUARANTOR. EACH SUBSIDIARY GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

            SECTION 5.13. Additional Subsidiary Guarantors. Upon execution and delivery by the Agent and any other Person (each such Person being an "Additional Subsidiary Guarantor") of an instrument in the form of Annex I attached hereto, such Additional Subsidiary Guarantor shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Subsidiary Guarantor as a party to this Guaranty.

               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

            IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          ADT GENERAL HOLDINGS, INC.


                                          By:  /s/  Ann M. Olbert
                                               ----------------------------
                                               Title: Treasurer


                                          ADT SECURITY SERVICES, INC.
                                            (formerly known as ADT
                                            SECURITY SYSTEMS, INC.)


                                          By:  /s/  Ann M. Olbert
                                               ----------------------------
                                               Title: Treasurer


                                          ADT SECURITY SYSTEMS,
                                             WEST, INC.


                                          By:  /s/  Ann M. Olbert
                                               ----------------------------
                                               Title: Treasurer


                                          ADT AUTOMOTIVE, INC.


                                          By:  /s/  Larry C. Reese
                                               ----------------------------
                                               Title: Senior Vice President


                                          ADT AUTOMOTIVE HOLDINGS, INC.


                                          By:  /s/  Larry C. Reese
                                               ----------------------------
                                               Title: Vice President


                                          AA PROPERTY HOLDINGS, INC.


                                          By:  /s/  Larry C. Reese
                                               ----------------------------
                                               Title: President


                                          ADT INVESTMENTS, INC.


                                          By:  /s/  Ann M. Olbert
                                               ----------------------------
                                               Title: Treasurer


                                          AAAA DEALERS SERVICES, INC.


                                          By:  /s/  Larry C. Reese
                                               ----------------------------
                                               Title: President


                                          ADT BUSINESS HOLDINGS, INC.


                                          By:  /s/  Ann M. Olbert
                                               ----------------------------
                                               Title: Treasurer


                                          ADT PROPERTY HOLDINGS, INC.


                                          By:  /s/  Steven J. Levine
                                               ----------------------------
                                               Title: Secretary


                                          ADT SECURITY SYSTEMS
                                          MANUFACTURING, INC.


                                          By:  /s/  Ann M. Olbert
                                               ----------------------------
                                               Title: Treasurer


                                          MID-ATLANTIC SECURITY, INC.


                                          By:  /s/  Ann M. Olbert
                                               ----------------------------
                                               Title: Treasurer


                                          ADT AUTOMOTIVE SERVICES, INC.


                                          By:  /s/  Larry C. Reese
                                               ----------------------------
                                               Title:  President


                                          AUCTION TRANSPORT, INC.


                                          By:  /s/  Richard H. Miller
                                               ----------------------------
                                               Title: President


                                          BRITISH CAR AUCTIONS, INC.


                                          By:  /s/  Ann M. Olbert
                                               ----------------------------
                                               Title: Treasurer


                                          CCTC INTERNATIONAL, INC.


                                          By:  /s/  Ann M. Olbert
                                               ----------------------------
                                               Title: Treasurer


                                          ADT SPECIALTY AUCTIONS, INC.


                                          By:  /s/  Larry C. Reese
                                               ----------------------------
                                               Title: President


                                          FLYING LION INC.


                                          By:  /s/  Larry C. Reese
                                               ----------------------------
                                               Title: President


                                          TRI-CITY AUTO AUCTION, INC.


                                          By:  /s/  Larry C. Reese
                                               ----------------------------
                                               Title: President


                                          ADT SERVICES, INC.


                                          By:  /s/  Steven J. Levine
                                               ----------------------------
                                               Title: President


Acknowledged and Accepted:

THE BANK OF NOVA SCOTIA,
  as Agent


By:  /s/  Frank F. Sandler
     ----------------------------
     Title: Relationship Manager


                                                            ANNEX I
                                                              to
                                                 Subsidiary Guarantor Guaranty


                   SUBSIDIARY GUARANTOR GUARANTY SUPPLEMENT


            THIS SUBSIDIARY GUARANTOR GUARANTY SUPPLEMENT (this "Supplement"), dated as of _____________, 199_, to the Subsidiary Guarantor Guaranty, dated as of January 9, 1997 (as amended or otherwise modified through the date hereof, the "Subsidiary Guaranty"), made by each Person identified on the signature pages thereto, certain other Persons who subsequently became a party thereto by executing an agreement in substantially the form hereof (each an "Additional Subsidiary Guarantor" and, together with each Person identified on the signature pages of the Guaranty, the "Subsidiary Guarantors"), in favor of The Bank of Nova Scotia ("Scotiabank"), as documentation agent (the "Documentation Agent") for each of the Lender Parties (such capitalized term and all other capitalized terms used in this Supplement without being defined shall have the meaning provided for in the Subsidiary Guaranty).


                             W I T N E S S E T H:

            WHEREAS, pursuant to a Credit Agreement, dated as of January 9, 1997 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among ADT Operations, Inc., a Delaware corporation (the "Borrower"), the financial institutions as are or may become parties thereto (collectively, the "Lenders"), and The Bank of Nova Scotia ("Scotiabank"), individually and as agent (the "Agent") for the Lenders, the Lenders have extended Commitments to make Credit Extensions to or on behalf of the Borrower;

            WHEREAS, it is in the best interests of the undersigned (the "New Additional Subsidiary Guarantor") to execute this Supplement inasmuch as the New Additional Subsidiary Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made by the Lenders pursuant to the Credit Agreement; and

            WHEREAS, the New Additional Subsidiary Guarantor desires to become an Additional Subsidiary Guarantor under the Subsidiary Guaranty pursuant to
Section 5.13 thereof;

            NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the New Additional Subsidiary Guarantor agrees, for the benefit of each Lender Party, as follows:

            SECTION 1.  Additional Subsidiary Guarantor.  In accordance with
Section 5.13 of the Subsidiary Guaranty, the New Additional Subsidiary Guarantor by its signature hereto shall become a Subsidiary Guarantor under the Subsidiary Guaranty with the same force and effect as if originally named as a Subsidiary Guarantor therein, and each reference to a "Subsidiary Guarantor" or an "Additional Subsidiary Guarantor" in the Subsidiary Guaranty shall be deemed to include the New Additional Subsidiary Guarantor. The New Additional Subsidiary Guarantor hereby agrees to all the terms and provisions of the Subsidiary Guaranty applicable to it as an Additional Subsidiary Guarantor thereunder.

            SECTION 2. Guaranty. Without limiting the terms of Section 1, the New Additional Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably, jointly and severally,

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under
            Section 362(a) of the United States Bankruptcy Code, 11 U.S.C.
            Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and
            Section 506(b)); and

                  (b) indemnifies and holds harmless each Lender Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Supplement or the Subsidiary Guaranty;

provided, however, that the New Additional Subsidiary Guarantor shall be liable under this Supplement and the Subsidiary Guaranty for the maximum amount of such liability that can be incurred without rendering this Supplement and the Subsidiary Guaranty, as it relates to the New Additional Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Supplement and the Subsidiary Guaranty constitute a guaranty of payment when due and not of collection, and the New Additional Subsidiary Guarantor specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the New Additional Subsidiary Guarantor under this Supplement or the Subsidiary Guaranty.

            SECTION 3. Warranties, etc. The New Additional Subsidiary Guarantor hereby represents and warrants unto each Lender Party, as of the date hereof, as follows:

                  (a)  each of the representations and warranties set forth in
            Article III of the Subsidiary Guaranty as applied to such New Additional Subsidiary Guarantor are true and correct; and

                  (b) the execution, delivery and performance by the New Additional Subsidiary Guarantor of this Supplement are within its corporate powers, have been duly authorized by all necessary corporate action and constitute the legal, valid and binding obligation of the New Additional Subsidiary Guarantor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting enforceability of creditors, rights generally and to general principles of equity.

            SECTION 4. Subsidiary Guaranty Remains in Full Force and Effect. Except as expressly supplemented hereby, the Subsidiary Guaranty shall remain in full force and effect in accordance with its terms.

            SECTION 5. Governing Law. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement.

            SECTION 7. Execution in Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.

            SECTION 8. Consent to Jurisdiction. If the New Additional Subsidiary Guarantor is organized under the laws of a jurisdiction outside of the United States, such New Additional Subsidiary Guarantor shall consent to the jurisdiction of New York courts (including the appointment of an agent to receive summons and complaints in connection with any litigation) on terms reasonably satisfactory to the Agent.

            SECTION 9. Expenses. Without limiting the provisions of the Credit Agreement, the New Additional Subsidiary Guarantor agrees to reimburse the Agent for all reasonable out-of-pocket expenses incurred in connection with this Supplement, including the reasonable fees and expenses of counsel of the Agent.

            SECTION 10. Notices. The address and facsimile number for all notices to be delivered to the New Additional Subsidiary Guarantor in connection with the Subsidiary Guaranty is as set forth in Section 5.4 of the Subsidiary Guaranty.

            SECTION 11. Subsidiary Guaranty. This Supplement hereby incorporates by reference the provisions of the Subsidiary Guaranty, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Subsidiary Guaranty.

            IN WITNESS WHEREOF,     the New Additional Subsidiary Guarantor
has duly executed this Supplement to the Subsidiary Guaranty as of the day and year first above written.


                                          [NAME OF NEW ADDITIONAL
                                          SUBSIDIARY GUARANTOR]

                                          By
                                             ----------------------------
                                             Title:


Acknowledged and Accepted:

THE BANK OF NOVA SCOTIA,
  as Agent


By
   ----------------------------
   Title: